EXHIBIT 10.3

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE. NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF (I) MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES AND (II) MAY BE TRANSFERRED OR ASSIGNED TO AN AFFILIATE OF THE HOLDER HEREOF.

                                     WARRANT

                           TO PURCHASE PREFERRED STOCK

                            AND COMMON STOCK WARRANTS

                                       OF

                                 MEDIABAY, INC.

Issue Date:  March __, 2005                    Preferred Stock Warrant No. ____

      MEDIABAY, INC., a Florida corporation (the "Company"), hereby certifies that, for value received, [NAME] or its registered assigns (the "Holder"), is entitled to purchase from the Company up to (i) [NUMBER] shares of Series D Convertible Preferred Stock of the Company (the "Preferred Shares") with the rights and privileges set forth in the form of Articles of Amendment attached hereto as Exhibit A (the "Articles of Amendment") and (ii) warrants in the form attached hereto as Exhibit B (the "Additional Warrants"), at any time and from time to time beginning on the date on which this Warrant to Purchase Preferred Stock and Common Stock Warrants (this "Preferred Warrant") is originally issued (the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the ninetieth (90th) day following the Effective Date (or, if such date is not a Business Day, on the Business Day immediately following such date) (the "Expiration Date"). This Preferred Warrant is one of a series of similar Preferred Warrants (collectively with this Preferred Warrant, the "Preferred Warrants") issued pursuant to a Securities Purchase Agreement, dated as of the date hereof, by and between the Company and each other entity named therein (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement or the Articles of Amendment, as applicable.

      1. Exercise of Preferred Warrant.

            (a) The Holder may exercise this Preferred Warrant into Additional Preferred Shares and an Additional Warrant at any time and from time to time during the period beginning on the Issue Date and ending at 6:00 p.m., eastern time, on the Expiration Date. Each Additional Warrant issuable hereunder upon delivery of an Exercise Notice shall be exercisable into a number of shares of Common Stock equal to (A) 0. 50 times (B) the number of shares of Common Stock into which the Additional Preferred Shares issuable upon delivery of such Exercise Notice are convertible (without regard to any limitation on such conversion or exercise.

            (b) In order to exercise this Preferred Warrant, the Holder shall deliver to the Company (i) an exercise notice, in the form attached hereto as Exhibit C (an "Exercise Notice"), such delivery to be made in the manner specified in Section 6 hereof, and (ii) payment of the aggregate Stated Value of the Additional Preferred Shares as to which this Preferred Warrant is being exercised (the "Exercise Price") by wire transfer of immediately available funds. The date on which the Company receives an Exercise Notice and payment of the applicable Exercise Price is referred to herein as the "Exercise Date." The Holder shall not be required to deliver the original of this Preferred Warrant in order to effect an exercise hereunder.

            (c) The Holder shall, for all purposes, be deemed to have become the holder of record of the Additional Preferred Shares and Additional Warrant specified in an Exercise Notice on the Exercise Date, irrespective of the date of delivery of such Additional Preferred Shares and Additional Warrant.

            (d) This Preferred Warrant shall be canceled upon its exercise in full and, if this Preferred Warrant is exercised in part, the Company shall, at the time that it delivers Additional Preferred Shares and an Additional Warrant to the Holder pursuant to such exercise as provided herein, issue a new Preferred Warrant, and deliver to the Holder a certificate representing such new Preferred Warrant, with terms identical in all respects to this Preferred Warrant (except that such new Preferred Warrant shall be exercisable into the number of Additional Preferred Shares and Additional Warrants with respect to which this Preferred Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new Preferred Warrant at any time following the time at which this Preferred Warrant is exercised, regardless of whether the Company has actually issued such new Preferred Warrant or delivered to the Holder a certificate therefor.

            (e) The delivery by the Holder to the Company of an Exercise Notice shall be deemed to be such Holder's reaffirmation of the representations and warranties made by such Holder in Sections 2.2, 2.4, 2.5, 2.6 and 2.8 of the Purchase Agreement.

      2. Delivery of Additional Preferred Shares and Additional Warrants.

            (a) Promptly upon delivery of an Exercise Notice and tender of the Exercise Price by the Holder, and in any event within three (3) Business Days following the Exercise Date, the Company shall deliver to the Holder (i) certificates, in such name or names as the Holder may designate, for the Additional Preferred Shares and Additional Warrant, respectively, issuable upon such exercise, (ii) a certificate from an officer of the Company that each representation and warranty of the Company set forth in Article 3 of the Purchase Agreement is true and correct as of the Exercise Date as though made on and as of such date, and each other condition specified in Section 5.1 of the Purchase Agreement has been satisfied as of the Exercise Date.

            (b) The Company's obligation to issue and deliver Additional Preferred Shares and Additional Warrants in accordance with the terms hereof is absolute and unconditional, regardless of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Preferred Shares and Additional Warrants. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to deliver certificates representing Additional Preferred Shares and an Additional Warrant upon exercise of the Preferred Warrant at the times and in the form required pursuant to the terms hereof.

      3. Taxes and Expenses Upon Issuance. Issuance and delivery of certificates for Additional Preferred Shares and Additional Warrants upon exercise of this Preferred Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

      4. Replacement of Preferred Warrant. If this Preferred Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for this Preferred Warrant, a new Preferred Warrant, upon, in the case of loss, theft or destruction, receipt of a written statement thereof from the Holder and, if requested, a customary and reasonable indemnity.

      5. Adjustments under Preferred Shares and Additional Warrants. The Conversion Price, Exercise Price and other respective terms of the Additional Preferred Shares and Additional Warrants issuable upon exercise of this Preferred Warrant shall be subject to adjustment from time to time as set forth in the Articles of Amendment or Additional Warrants, as the case may be, and all such terms are incorporated by reference herein. The Company will deliver to the Holder written notice, at the same time that it is required to give such notice under the Articles of Amendment or the Warrants of any event or transaction potentially giving rise to an adjustment or modification of the terms and provisions of the Additional Preferred Shares or the Additional Warrants. The Company will take all steps reasonably necessary in order to insure that the Holder is able to exercise this Preferred Warrant prior to the time of such event or transaction so as to participate in or vote with respect to such event or transaction.

      6. Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Preferred Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            MediaBay, Inc.
            2 Ridgedale Avenue
            Cedar Knolls, New Jersey 07927
            Attn: Chief Executive Officer and
                  Chief Financial Officer
            Tel: (973) 539-9528
            Fax: (973) 539-1273

            with a copy to:

            Blank Rome LLP
            The Chrysler Building
            405 Lexington Ave.
            New York, NY 10174
            Attn: Robert J. Mittman
            Tel: (212) 885-5000
            Fax: (212) 885-5001

and if to the Holder, to such address as the Holder shall have furnished to the Company in writing.

      7. Benefits of this Preferred Warrant. This Preferred Warrant shall be for the sole and exclusive benefit of the Holder of this Preferred Warrant and nothing in this Preferred Warrant shall be construed to confer upon any person other than the Holder of this Preferred Warrant any legal or equitable right, remedy or claim hereunder.

      8. Transfer of this Preferred Warrant. The Holder may sell, transfer, assign, pledge or otherwise dispose of this Preferred Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition (other than a pledge), the Holder shall deliver this Preferred Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit D (a "Transfer Notice"), indicating the person or persons to whom this Preferred Warrant shall be transferred and, if less than all of this Preferred Warrant is transferred, the number of Additional Preferred Shares and Additional Warrants to be covered by the part of this Preferred Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Preferred Warrant, the Company shall deliver to the each transferee designated by the Holder an Preferred Warrant or Preferred Warrants of like tenor and terms for the appropriate number of Preferred Warrant Shares and, if less than all this Preferred Warrant is transferred, shall deliver to the Holder an Preferred Warrant for the remaining number of Additional Preferred Shares and Additional Warrants.

      9. Amendment. No amendment, modification or other change to, or waiver of any provision of, this Preferred Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder. The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Preferred Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

      10. Governing Law; Jurisdiction. This Preferred Warrant shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including without limitation any dispute under or with respect to the Articles of Amendment or the Additional Warrants), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Preferred Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      11. Headings. The headings herein are for convenience only, do not constitute a part of this Preferred Warrant and shall not be deemed to limit or affect any of the provisions hereof.

      12. Enforceability. In case any one or more of the provisions of this Preferred Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Preferred Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Preferred Warrant.

      13. Entire Agreement. This Preferred Warrant, the Securities Purchase Agreement, the Articles of Amendment, the Registration Rights Agreement, and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Preferred Warrant, the Securities Purchase Agreement, the Articles of Amendment, the Registration Rights Agreement, and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof, including, without limitation, any nondisclosure or similar agreement heretofore entered into between the Holder and the Company.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Preferred Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                        MEDIABAY, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                    Exhibit A to
                                                               Preferred Warrant

                              ARTICLES OF AMENDMENT

See Exhibit No. 3.1

                                                                    Exhibit B to
                                                               Preferred Warrant

                           FORM OF ADDITIONAL WARRANT

See Exhibit No. 10.2

                                                                    Exhibit C to
                                                               Preferred Warrant

                             FORM OF EXERCISE NOTICE

1. The undersigned Holder of Preferred Warrant No. _______ (the "Preferred Warrant") issued by MediaBay, Inc., a Florida corporation (the "Company"), hereby exercises its right to purchase (i) _________________ Additional Preferred Shares and (ii) an Additional Warrant exercisable into ________ shares of Common Stock, pursuant to the Preferred Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Preferred Warrant.

2. The Holder shall pay the Exercise Price of $____________ to the Company in accordance with the terms of the Preferred Warrant.

3. The Company shall deliver to the Holder the Additional Preferred Shares and Additional Warrant into which this Preferred Warrant is exercised in accordance with the terms of the Preferred Warrant.

4. Following the exercise effected hereby, the Preferred Warrant shall be into exercisable into ______________ Additional Preferred Shares and a commensurate number of Additional Warrants,.


Dated: _________________, 20__          [Name of Holder]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                    Exhibit D to
                                                               Preferred Warrant

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Preferred Warrant to purchase ______________ Additional Preferred Shares, together with a commensurate number of Additional Warrants, and appoints ________________ attorney to transfer said right on the books of MediaBay, Inc. with full power of substitution in the premises.

Dated: _________________, 20__


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                                        Address of Transferee


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In the presence of:


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